UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 5, 2008

SCIENTIFIC GAMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other Jurisdiction	(IRS Employer
of Incorporation)	Identification Number)

750 Lexington Avenue, 25th Floor, New York, New York 10022

(Address of Principal Executive Offices)

(Zip Code)

(212) 754-2233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2008, Scientific Games Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Steven M. Saferin, Vice President and President of Properties of the Company, which modifies the terms of Mr. Saferin’s employment agreement with Scientific Games International, Inc., a wholly owned subsidiary of the Company, dated as of January 1, 2006 (and executed as of August 2, 2006) (the “Employment Agreement”).

The Letter Agreement provides that the term of Mr. Saferin’s employment will be extended from December 31, 2008 through December 31, 2011.  Mr. Saferin’s duties will remain unchanged, except that, beginning January 1, 2011, Mr. Saferin may be requested or request to transition his responsibilities from responsibility for the profit and loss of the Company’s Properties division to strategic initiatives on terms to be agreed upon between the parties.  Mr. Saferin will be entitled to a sabbatical period from January 16, 2009 through May 15, 2009.

The Letter Agreement provides that, in the event the Employment Agreement (as amended by the Letter Agreement) expires on or after December 31, 2011, in addition to the “standard termination payments” provided under his Employment Agreement (e.g., accrued but unpaid base salary), Mr. Saferin will be entitled to receive (1) the non-equity portion of his incentive compensation for the completed calendar year during which the expiration occurs, payable if, as and when such bonuses are awarded in the subsequent year, and (2) except to the extent otherwise provided at the time of grant under the terms of any equity award made to Mr. Saferin, full vesting of his equity awards, which in the case of options will remain exercisable until the earlier of one year after the expiration of the Employment Agreement (as amended by the Letter Agreement) and the scheduled expiration date of such options.

The foregoing description of the terms of the Letter Agreement is qualified in its entirety by the full text of the agreement, a copy of which is attached hereto and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Letter Agreement dated August 5, 2008 between Scientific Games Corporation and Steven M. Saferin, which amended the Employment Agreement dated as of January 1, 2006 by and between Scientific Games International, Inc. and Mr. Saferin (executed on August 2, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ DeWayne E. Laird
	Name:	DeWayne E. Laird
	Title:	Vice President and Chief Financial Officer

Date:  August 8, 2008

Exhibit Index

Exhibit No.	Description

10.1

Letter Agreement dated August 5, 2008 between Scientific Games Corporation and Steven M. Saferin, which amended the Employment Agreement dated as of January 1, 2006 by and between Scientific Games International, Inc. and Mr. Saferin (executed on August 2, 2006).